UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

NEOWARE, INC.
(Name of Registrant as Specified In Its Charter)

HEWLETT-PACKARD COMPANY
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Introduction to HP’s Proposed Acquisition of Neoware, Inc. Bringing more secure and efficient client computing to everyone Employee Coffee Talk

2 23 July 2007 Additional Information and Where to Find It Narwhal intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the merger. The proxy statement will be mailed to the stockholders of Narwhal. Before making any voting or investment decision with respect to the merger, investors and stockholders of Narwhal are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Narwhal with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Participants in the Solicitation Narwhal and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Narwhal stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in the proxy statement on Schedule 14A for HP’s 2007 Annual Meeting of Stockholders filed with the SEC on January 23, 2007. Information about Narwhal’s directors and executive officers is set forth in the proxy statement on Schedule 14A for Narwhal’s 2006 Annual Meeting of Stockholders filed with the SEC on October 30, 2006. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Narwhal intends to file with the SEC. Forward-looking statements This presentation contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Narwhal's business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and Narwhal’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007 and Narwhal’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007. HP assumes no obligation and does not intend to update these forward-looking statements. Important Information

3 23 July 2007 Introductions Klaus Besier, President & CEO of Neoware, Inc. Todd Bradley, Executive Vice President Personal Systems Group, Hewlett-Packard Chris Christopher, Sr. Vice President PSG Desktop Organization, Hewlett-Packard Photo of Klaus Besier to be placed here

4 23 July 2007 HP Acquisition Announcement On July 23, 2007, Hewlett-Packard announced it has signed a definitive merger agreement to purchase Neoware, Inc. The potential acquisition of Neoware is part of HP’s strategy to expand positions in attractive client markets. The deal strengthens HP’s ability to provide customers leading thin client solutions that are easy, secure, and environmentally friendly. The potential acquisition is expected to close in 4th calendar quarter 2007.

5 23 July 2007 To come

6 23 July 2007 Maintaining Business Continuity HP’s top priority will be to continue conducting business as usual Maintain supply and customer support continuity Minimize disruption for HP and Neoware, Inc. customers and employees. Product planning & transition focus Customer requirements for well-managed product lifecycle transitions and migration Continuity of product support Long-term integrated roadmaps will be available shortly after acquisition close Acquisition close target is calendar 4Q07

7 23 July 2007 HP Personal Systems Group Leading provider of personal systems #1 worldwide PC vendor 35 million devices shipped annually $29B annual revenue Broad portfolio Thin Clients Blade PCs Blade Workstations Notebooks Handheld devices Desktops Workstations Digital Entertainment Best customer experience Meaningful technology innovation Range of available services Multiple routes to market

8 23 July 2007 Blade Workstation Desktop PCs & Monitors HP Desk-based Computing Portfolio Thin Clients Workstations Point of Sale breadth of HP Leveraging the Blade PCs

HP Thin Client Lineup

Essential

The simple solution at our best price



t5135

HP ThinConnect

Features:
- Stateless mode
- ICA
- RDP

Mainstream

Enhance features for mainstream business use



t5530

Windows CE 5.0

Features:
- Browser
- More peripherals
- Terminal emulation
- Windows Media Player
- ICA
- RDP

Flexible

Powerful, flexible, easy – innovative!



t5720

Windows XPe



t5725

Debian Linux

Features:
- Highly configurable Windows XPe or Debian Linux
- PCI expansion
- Support for local applications
- Sygate Security agent (t5720)
- Symantec Embedded security (t5720)
- Full function IE or Firefox browser
- Most qualified options
- Terminal emulation
- Windows Media Player
- ICA
- RDP

Price and performance

Flexibility and functionality

9 23 July 2007

10 23 July 2007 What’s next? Expect to close by end of Q4 calendar year 2007 Business as usual until then Integration/transformation After close, Neoware, Inc. will become part of the Business PC organization within the Desktop Global Business Unit Both companies would begin reference selling each others’ products until integration occurs Employee input or questions: Contact your manager for more details

11 23 July 2007 Neoware, Inc. + HP Bringing more secure and efficient client computing to everyone